                                                                    EX-99.23.q.i

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the President of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints DAVID
C. TEDFORD his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2003.



                                       -----------------------------------------
                                       TIMOTHY E. JOHNSON, Trustee and President





STATE OF OHIO              )
                           )  ss:
COUNTY OF HAMILTON         )

         Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY E. JOHNSON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 26th day of February, 2003.



                                       -----------------------------------------
                                       Notary Public

                                   CERTIFICATE

         The undersigned, Secretary of JOHNSON MUTUAL FUNDS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at the meeting held on February 26, 2003, and is in full force and effect:

         "WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

         NOW, THEREFORE, the Trust hereby constitutes and appoints TIMOTHY E. JOHNSON and DAVID C. TEDFORD, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  February 1, 2003

                                        ----------------------------------------
                                        DAVID C. TEDFORD, Secretary
                                        Johnson Mutual Funds Trust

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW, THEREFORE, the Trust hereby constitutes and appoints TIMOTHY E. JOHNSON and DAVID C. TEDFORD, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 26th day of February, 2003.

ATTEST:                                 JOHNSON MUTUAL FUNDS TRUST


-----------------------------------     By: -------------------------------
DAVID C. TEDFORD, Secretary                 TIMOTHY E. JOHNSON, President





STATE OF OHIO              )
                           )  ss:
COUNTY OF HAMILTON         )

         Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY E. JOHNSON, President and DAVID C. TEDFORD, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 26th day of February, 2003.




                                        -----------------------------------
                                        Notary Public